Additional Financial Information	12 Months Ended
Dec. 31, 2012
Additional Financial Information [Abstract]
Additional Financial Information

NOTE 14. ADDITIONAL FINANCIAL INFORMATION

	December 31,
Consolidated Balance Sheets	2012	2011
Accounts payable and accrued liabilities:
Accounts payable	$12,076	$10,485
Accrued payroll and commissions	2,332	2,170
Current portion of employee benefit obligation	2,116	2,288
Accrued interest	1,588	1,576
Other	2,799	3,437
Total accounts payable and accrued liabilities	$20,911	$19,956

Consolidated Statements of Income	2012	2011	2010
Advertising expense	$2,910	$3,135	$2,982
Interest expense incurred	$3,707	$3,697	$3,766
Capitalized interest	(263)	(162)	(772)
Total interest expense	$3,444	$3,535	$2,994

Consolidated Statements of Cash Flows	2012	2011	2010
Cash paid during the year for:
Interest	$3,696	$3,722	$3,882
Income taxes, net of refunds	458	32	3,538

Consolidated Statements of Changes in
Stockholders’ Equity	2012	2011	2010
Foreign currency translation adjustment	$(284)	$(371)	$(494)
Net unrealized gains (losses) on available-for-sale securities	272	222	316
Net unrealized gains (losses) on cash flow hedges	(110)	(421)	(180)
Defined benefit postretirement plans	5,358	3,750	3,070
Accumulated other comprehensive income	$5,236	$3,180	$2,712

Labor Contracts As of January 31, 2013, we employed approximately 242,000 persons. Approximately 55 percent of our employees are represented by the Communications Workers of America (CWA), the International Brotherhood of Electrical Workers or other unions. Contracts covering approximately 77,000 (as of December 31, 2012) employees expired during 2012 and we have reached new contracts covering approximately 57,000 of those employees. Contracts covering wireline employees in California, Connecticut and Nevada expired in April 2012 and remain subject to negotiation. In addition, during 2012, we entered into a new national four-year contract covering only benefits with the approximately 40,000 employees in our mobility business; contracts covering wages and other non-benefit working terms for these mobility employees are structured on a regional basis and one regional contract for 20,000 employees expired during February 2013. Contracts covering approximately 30,000 non-mobility employees will expire during 2013, including approximately 20,000 wireline employees in our five-state Southwest region. On February 6, 2013, we announced a tentative agreement with the CWA covering the wireline employees in our Southwest region; this agreement is subject to ratification by these employees. After expiration of the current agreements, work stoppages or labor disruptions may occur in the absence of new contracts or other agreements being reached.

American Tower Corp. Agreement In August 2000, we reached an agreement with American Tower Corp. (American Tower) under which we granted American Tower the exclusive rights to lease space on a number of our communications towers. In exchange, we received a combination of cash and equity instruments as complete prepayment of rent with the closing of each leasing agreement. The value of the prepayments was recorded as deferred revenue and recognized in income as revenue over the life of the leases. The balance of deferred revenue was $420 in 2012, $450 in 2011, and $480 in 2010.

No customer accounted for more than 10% of consolidated revenues in 2012, 2011 or 2010.